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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):    January 1, 1998




                         PROSOFT I-NET SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)



       Nevada                        000-21535             87-0448639
(State or other jurisdiction of     (Commission         (I.R.S. Employer
incorporation)                      File Number)       Identification No.)



                               2333 N. Broadway
                          Santa Ana, California 92706
               (Address of principal executive offices, zip code)


      Registrant's telephone number, including area code: (714) 953-1200

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Item 2.   Acquisition or Disposition of Assets
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          On January 1, 1998, Prosoft I-Net Solutions, Inc. (the "Company")
acquired 100% of the outstanding stock of Net Guru Technologies, Inc., a privately held Internet technology training and certification provider ("Net Guru") from Uday O. Pabrai pursuant to a stock purchase agreement. Net Guru, founded in 1992, is the market leader in Internet skills certification. Net Guru's Webmaster Certification guide is published by McGraw-Hill, and its certification is the only one administered by testing leader Sylvan Learning Systems. Additionally, its Web certification program is endorsed by the Institute for Certification of Computing Professionals (ICCP) and the National Association of Webmasters (NAW). This certification program is also available in Europe through the Internet Certification Institute International (ICII). Net Guru also provides training and consulting from its Chicago-based facility for clients such as IBM, Microsoft, Kemper National Insurance, First Chicago and the Department of Defense, among others.

          The stock purchase agreement provides for a purchase price of $2,700,000 to be paid to Mr. Pabrai for his 100% ownership of Net Guru. The purchase price is to be paid $1,000,000 in cash from the Company's existing working capital account, and $1,700,000 in the form of 152,809 shares of Common Stock of the Company. Mr. Pabrai will become the Chief Technology Officer of the Company.

Item 5.   Other Events
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          See press release dated January 9, 1998, attached as Exhibit 99.1.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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          (a)  Financial Statements of Business Acquired

          The Company has determined that it is impracticable to file the financial statements as prescribed by Rule 3-05 of Regulation S-X. Such statements will be filed by amendment as soon as practicable, but in any event not later than March 17, 1998.

          (b)  Pro Forma Financial Information

          The Company has determined that it is impracticable to file pro forma financial information for the Company prescribed by Article 11 of Regulation S-X. Such information will be filed by amendment as soon as practicable, but in any event not later than March 17, 1998.

          (c)  Exhibits

          2.1 Stock Purchase Agreement dated as of January 1, 1998 by and between Prosoft I-Net Solutions, Inc. and Uday O. Pabrai with respect to all outstanding capital stock of Net Guru Technologies, Inc.

         10.1 Employment Agreement dated January 1, 1998 between Prosoft I-Net Solutions, Inc. and Uday O. Pabrai.

         99.1  Prosoft I-Net Solutions, Inc. press release dated January 9,
               1998.

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                                 SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PROSOFT I-NET SOLUTIONS, INC.



Date:  January 16, 1998             By:  /s/ Brooks A. Corbin
                                         -----------------------------------
                                         Brooks A. Corbin
                                         Chief Financial Officer

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